                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


Date of Report:      November 13, 1996


                                ESSEX CORPORATION
             (Exact name of Registrant as specified in its charter)



Commission File No.  0-10772


         Virginia                                                   54-0846569
(State or other jurisdiction of                          (IRS Employer ID No.)
incorporation or organization)



         9150 Guilford Road
         Columbia, Maryland                                         21046-1891
(Address of principal executive office)                             (Zip Code)



Registrant's telephone number, including area code:             (301) 939-7000

                                ESSEX CORPORATION

Item 1.    Changes in Control of Registrant - None.

Item 2.    Acquisition or Disposition of Assets - None.

Item 3.    Bankruptcy or Receivership - None.

Item 4.    Changes in Registrant's Certifying Accountant - None.

Item 5.    Other Events

           On November 13, 1996, the Company held its Annual Meeting of Shareholders. At the meeting each member of the Board of Directors was elected to serve until the next annul meeting or until their successors are duly elected and qualified. The votes cast and withheld for each such director was as follows:

                                               FOR               WITHHELD
                                          --------------        -----------
           Harry Letaw, Jr.                  3,189,503              23,745
           Frank E. Manning                  3,188,323              24,925
           Harold P. Hanson                  3,189,898              23,350
           Robert W. Hicks                   3,190,098              23,150
           Samuel Hopkins                    3,185,772              27,476
           Ray M. Keeler                     3,185,872              27,376
           A. William Perkins                3,190,098              23,150
           E. Ted Prince                     3,190,098              24,968

           In addition, the Company's shareholders approved the following proposals:

           Amendment of the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock to 25,000,000 shares, as follows:

           FOR         2,988,590        AGAINST          195,727        ABSTAIN         25,272

           The adoption of the Essex Corporation 1996 Stock Option and Appreciation Rights Plan providing for the issuance of incentive stock options, non-qualified options and stock appreciation rights with respect to up to 300,000 shares of Common Stock, as follows:

           FOR         1,748,538        AGAINST          195,727        ABSTAIN         25,272

           The ratification of the appointment of Arthur Andersen LLP as independent accounts, as follows:

           FOR         3,186,889        AGAINST           22,620        ABSTAIN         10,080


                                ESSEX CORPORATION

           As to Proposal Number 2, Amend Article (c) of the Company's Articles of Incorporation to authorize a class of preferred stock, the meeting has been adjourned from November 13, 1996 to December 6, 1996 at 10:00 AM Eastern Time.

Item 6.    Resignations of Registrant's Directors - None.


Item 7.    Financial Statements and Exhibits

          (c)  Exhibits

                The following exhibits are filed herewith:

          (a)   Essex Corporation 1996 Stock Option and Appreciation Rights Plan

Item 8.    Change in Fiscal Year - Not Applicable.



                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                ESSEX CORPORATION
                                                (Registrant)




                                                 /s/Joseph R. Kurry, Jr.
                                                 -----------------------
DATE:  November 25, 1996                         Joseph R. Kurry, Jr.
                                                 Vice President, Treasurer and
                                                 Chief Financial Officer
                                        4